FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 25, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-12
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-12, on May 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated December 28, 1998, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Seller, Cedant Mortgage Corporation as Master Servicer, and Norwest Bank Minnesota, National Association, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.41) May 25, 2002 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   June 15, 2002                  By:   /S/Samuel Molinaro
                                                  Samuel Molinaro
                                                  Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description








     (28.41)            May 25, 2002 - Information on
                      Distribution to Certificateholders






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



              May 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.41
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-12



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                Principal Amt.
                 Outstanding                                                                         Ending
 Certificate       Prior to       Interest       Interest        Principal           Total         Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
     A-1     $         0.00       0.00000%    $        0.00  $        0.00    $         0.00  $           0.00
     A-2       3,520,685.97       6.05000%        17,750.13   1,675,433.51      1,693,183.64      1,845,252.46
     A-3      55,214,000.00       6.20000%       285,272.33           0.00        285,272.33     55,214,000.00
     A-4      35,995,549.59       6.00000%       179,977.75     635,751.99        815,729.74     35,359,797.61
     A-5      63,235,898.99       2.70885%       404,324.50    (325,838.27)        78,486.23     63,561,737.26
     A-6       2,529,435.33       0.17607%        16,172.98     (13,033.53)         3,139.45      2,542,468.86
     A-7      11,184,175.61       2.73375%        25,478.95           0.00         25,478.95     11,184,175.61
     A-8       3,728,058.54      18.79875%        58,402.37           0.00         58,402.37      3,728,058.54
     A-9       2,296,180.33       6.75000%        12,961.01     (12,916.01)             0.00      2,309,096.35
     R-I               0.00       6.75000%             0.00           0.00              0.00              0.00
     R-II              0.00       6.75000%             0.03           0.00              0.03              0.00
      X                0.00       0.13078%        11,699.34           0.00         11,699.34              0.00
     B-1       5,081,734.62       6.75000%        28,584.76       6,110.97         34,695.73      5,075,623.65
     B-2       2,540,867.31       6.75000%        14,292.38       3,055.48         17,347.86      2,537,811.83
     B-3       1,069,859.09       6.75000%         6,017.96       1,286.54          7,304.50      1,068,572.54
     B-4         802,394.31       6.75000%         4,513.47         964.91          5,478.38        801,429.41
     B-5         534,929.54       6.75000%         3,008.98         643.27          3,652.25        534,286.27
     B-6         668,698.17       6.75000%         3,761.43         804.13          4,565.56        667,894.04


            $188,402,467.40                   $1,072,173.37  $1,972,262.99   $  3,044,436.66  $ 186,430,204.43

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